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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20579
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                                   FORM 8-K

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

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      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 3, 1998

                     REVLON CONSUMER PRODUCTS CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

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            DELAWARE                  1-11334            13-3662953
  (State or Other Jurisdiction      (Commission       (I.R.S. Employer
        of Incorporation)          File Number)     Identification No.)
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                              625 MADISON AVENUE
                           NEW YORK, NEW YORK 10022
         (Address of principal executive offices, including zip code)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 527-4000

                                NOT APPLICABLE
        (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

   On June 8, 1998, Revlon Consumer Products Corporation ("RCPC", "Products Corporation" or the "Company") announced that it intends to dispose of its 85% interest in The Cosmetic Center, Inc., its retail store subsidiary. Accordingly, the Company's reported financial results beginning with the six-month period ended June 30, 1998 reflected the retail stores as discontinued operations. As a result, the Company has restated its audited financial statements for the years ended December 31, 1997 and 1996 to be on a comparable basis. The restated financial statements, together with Management's Discussion and Analysis of Results of Operations and Financial Condition thereon, are filed as Exhibits 99.2 and 99.1, respectively, and are incorporated herein by reference.

   On November 3, 1998, RCPC announced that it intended to offer a new series of debt securities to refinance the Company's $200 million aggregate principal amount of 9 1/2% Senior Notes Due 1999 (the "Old Notes"), which become due on June 1, 1999, through open market purchases or otherwise. On November 4, 1998, the Company announced that it had offered $250,000,000 aggregate principal amount of its 9% Senior Notes due 2006 (the "9% Notes"), which offering is scheduled to close on Friday, November 6, 1998. As previously announced, a portion of the net proceeds of the 9% Notes will be used to refinance the Old Notes, including through open market purchases. The Company intends to use the balance of the net proceeds from the sale of the 9% Notes for general corporate purposes, including to temporarily reduce indebtedness under the working capital lines under its credit agreement. Pending the refinancing of the Old Notes, such net proceeds will be retained by RCPC and a portion of such proceeds will be used to temporarily reduce indebtedness under the working capital lines under RCPC's credit agreement and under other short-term facilities. The offering of the 9% Notes will not be registered under the Securities Act of 1933, as amended, and the 9% Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

   Attached as Exhibit 99.3 hereto and incorporated by reference is the press release, dated November 3, 1998, that announced the Company's intent to offer the 9% Notes and redeem the Old Notes.

   Attached as Exhibit 99.4 hereto and incorporated by reference is the press release, dated November 4, 1998, that announced the offering and the final terms of the 9% Notes.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
        EXHIBITS

   The following exhibits are filed as part of this report:

EXHIBIT NO.

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   99.1   Management's Discussion and Analysis of Financial Condition and Results of Operations of
          RCPC and Subsidiaries.
   99.2   Consolidated Financial Statements of RCPC and Subsidiaries and Independent Auditors' Report
          thereon.
   99.3   Press release dated November 3, 1998 of RCPC.
   99.4   Press release dated November 4, 1998 of RCPC.
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                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      REVLON CONSUMER PRODUCTS CORPORATION

Dated: November 3, 1998

                                          By:  /s/  Lawrence E. Kreider
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                                          Name: Lawrence E. Kreider
                                          Title: Senior Vice President,
                                          Controller and
                                             Chief Accounting Officer

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EXHIBIT INDEX

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   99.1   Management's Discussion and Analysis of Financial Condition and Results of Operations of
          RCPC and Subsidiaries.
   99.2   Consolidated Financial Statements of RCPC and Subsidiaries and Independent Auditors' Report
          thereon.
   99.3   Press release dated November 3, 1998 of RCPC.
   99.4   Press release dated November 4, 1998 of RCPC.
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